                                                                   EXHIBIT 10.43



                                 LOAN AGREEMENT

                                      among

                            WILMINGTON TRUST COMPANY,
                       Not In Its Individual Capacity but
                              solely as Trustee of
                      UNIVERSAL COMPRESSION TRUST (2000-1)
                            under the Trust Agreement
                            Dated as of May __, 2000
                                   as Borrower

                              BANKERS TRUST COMPANY
                             as Administrative Agent

                              BANKERS TRUST COMPANY
                               as Collateral Agent

                                       and

                            THE LENDERS PARTY HERETO

                                   as Lenders



                            Dated as of May __, 2000



                                TABLE OF CONTENTS

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1.  INTERPRETATION............................................................1

         1.1.     Headings....................................................1
         1.2.     Time........................................................1
         1.3.     Construction................................................1
         1.4.     Entire Agreement............................................1
         1.5.     Calculation of Interest, Fees, etc..........................1
         1.6.     Other Interpretive Provisions...............................1

2.  THE CREDITS...............................................................2

         2.1.     Lender Commitment...........................................2
         2.2.     Payment to Borrower.........................................2
         2.3.     Notes.......................................................2
         2.4.     Payments....................................................2
                  2.4.1.   Principal..........................................2
                  2.4.2.   Interest...........................................3
                  2.4.3.   Loan Availability Fee..............................3
                  2.4.4.   Overdue Rate.......................................3
                  2.4.5.   Payment Instructions...............................3
                  2.4.6.   Business Day Convention............................4
                  2.4.7.   Ratable Partial Prepayments........................4
         2.5.     Prepayments Limited.........................................4
         2.6.     Mandatory Prepayments.......................................4
                  2.6.1.   Event of Loss......................................4
                  2.6.2.   Non-Completion of Equipment........................4
                  2.6.3.   Sale of Items of Equipment.........................5
                  2.6.4.   Other Termination of Lease Agreement...............5
         2.7.     Application of Prepayments..................................5

3.  CONDITIONS PRECEDENT......................................................5

         3.1.     Conditions of Term Loans....................................5

4.  AFFIRMATIVE COVENANTS.....................................................6

         4.1.     Obligations.................................................6
         4.2.     Enforcement.................................................6
         4.3.     Defense.....................................................6
         4.4.     No Commingling of Funds.....................................6
         4.5.     Lessor Collateral...........................................6
         4.6.     Financial Information.......................................6
         4.7.     Inspection..................................................7

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5.  NEGATIVE COVENANTS........................................................7

         5.1.     Limitation on Liens.........................................7
         5.2.     Change of Name or Principal Office..........................7
         5.3.     No Amendments...............................................7
         5.4.     No Waiver of Default........................................7

6.  EVENTS OF DEFAULT.........................................................7

         6.1.     Loan Events of Default......................................7
                  6.1.1.   Non-Payment........................................8
                  6.1.2.   Misleading Statements..............................8
                  6.1.3.   Breaches of Other Operative Documents..............8
                  6.1.4.   Insolvency Events..................................8
                  6.1.5.   Monetary Judgments.................................9
                  6.1.6.   Non-Monetary Judgments.............................9
                  6.1.7.   Termination of the Trust...........................9
                  6.1.8.   Cross Default......................................9
                  6.1.9.   Investment Company.................................9
         6.2.     Remedies of Lenders.........................................9
                  6.2.1.   Rights in Collateral...............................9
                  6.2.2.   Acceleration.......................................9
                  6.2.3.   Delivery of Documents; Taking Possession of
                           Collateral........................................10
                  6.2.4.   Possession of Collateral..........................10
                  6.2.5.   Sale of Collateral................................11
                  6.2.6.   Discharge.........................................11
                  6.2.7.   Appointment of Receiver...........................11
                  6.2.8.   Redemption........................................12
                  6.2.9.   Rights Cumulative; No Waiver......................12
                  6.2.10.  Termination of Proceedings........................12
         6.3.     Rights Not Exclusive.......................................13

7.  MISCELLANEOUS............................................................13

         7.1.     Amendment or Waiver........................................13
         7.2.     Notices....................................................13
         7.3.     No Waiver; Cumulative Remedies.............................13
         7.4.     Payments Set Aside.........................................13
         7.5.     Assignments................................................13
         7.6.     Set-off....................................................14
         7.7.     Execution and Effectiveness................................14
         7.8.     Severability...............................................14
         7.9.     Acknowledgments............................................14
         7.10.    Concerning Lessor..........................................14
         7.11.    Further Assurances.........................................15
         7.12.    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER
                  OF JURY TRIAL..............................................15



                                      (ii)

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         7.13.    Survival of Agreement......................................16
         7.14.    Domicile of Loans..........................................16

         EXHIBIT A            [Form of] Note



                                     (iii)

                  THIS LOAN AGREEMENT (this "Agreement") is entered into as of May __, 2000 among WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee of Universal Compression Trust (2000-1) under the Trust Agreement dated as of May __, 2000, as Borrower ("Borrower"), the several lenders from time to time parties to this Agreement (collectively, the "Lenders"), BANKERS TRUST COMPANY, as Collateral Agent ("Collateral Agent") and BANKERS TRUST COMPANY, as Administrative Agent for the Lenders ("Administrative Agent"). Capitalized terms used but not otherwise defined in this Agreement shall have the respective meaning given to such terms in Appendix A attached to the Participation Agreement dated as of May __, 2000 (the "Participation Agreement") among the Borrower, the Lenders, the Administrative Agent, the Collateral Agent and the other parties thereto.

                              W I T N E S S E T H :

                  Borrower, Administrative Agent, Collateral Agent and Lenders have agreed to enter into this Agreement pursuant to the terms and conditions of the Participation Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                  1.  INTERPRETATION

                  1.1. Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

                  1.2. Time. All references in this Agreement to a time of day shall mean the time in New York City unless otherwise indicated.

                  1.3. Construction. This Agreement is the result of arm's-length negotiations among, and has been reviewed by, each party hereto and its counsel. Accordingly, this Agreement shall be deemed to be the product of each of the parties hereto, and no ambiguity shall be construed in favor of or against any party.

                  1.4. Entire Agreement. This Agreement and each of the other Operative Documents, taken together, constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

                  1.5. Calculation of Interest, Fees, etc. All calculations of interest, fees and other amounts under this Agreement for any period shall include the first day of such period and exclude the last day of such period.

                  1.6. Other Interpretive Provisions. References in this Agreement to "Sections," "Schedules" and "Exhibits" are to sections, schedules and exhibits herein and hereto unless otherwise indicated.

                  2.  THE CREDITS

                  2.1. Lender Commitment. Subject to and upon the terms and conditions set forth in this Agreement and the Participation Agreement during the Commitment Period, each Lender agrees to make multiple, non-revolving loans in accordance with Section 4.2 of the Participation Agreement, to Borrower in an aggregate principal amount up to the amount of its Lender Commitment (each such advance, a "Loan").

                  2.2. Payment to Borrower. The closing for each Loan shall occur on a Funding Date. If the conditions precedent to a Lender's obligation to make a Loan (as set forth in Section 3.2 of the Participation Agreement) are satisfied or waived on or before 2:00 p.m. (New York time) on a Business Day, each Lender shall make available to Borrower on the same Business Day the amount of the Loan in immediately available funds. If the conditions precedent to a Lender's obligation to make a Loan (as set forth in Section 3.2 of the Participation Agreement) are not satisfied or waived until after 2:00 p.m. (New York time) on a Business Day, each Lender shall make available to Borrower on the next succeeding Business Day the amount of the Loan in immediately available funds; provided, however, the Funding Date shall be deemed to be the previous Business Day on which the funding was to have occurred. Amounts advanced by each Lender hereunder shall be made by wire transfer on behalf of Borrower to Lessee in immediately available funds at such bank or account maintained in the United States as Lessee shall designate in writing to Administrative Agent no later than 11:00 a.m. (New York) time on the Business Day preceding the proposed Funding Date.

                  2.3. Notes. (a) All of the Loans made by each Lender shall be evidenced by a single promissory note of Borrower in substantially the form of Exhibit A hereto with the blanks and payment amounts appropriately completed in conformity herewith (each, a "Note").

                  (b) The Note issued to each Lender shall (i) be executed by Borrower, (ii) be payable to such Lender or registered assigns and be dated the Closing Date, (iii) be in a stated principal amount equal to the Lender Commitment of such Lender and be payable in the principal amount of the Loans evidenced thereby, (iv) mature on the Maturity Date, (v) bear interest as provided in the appropriate clause of Section 2.5.2, as the case may be, (vi) be subject to mandatory repayment as provided in Section 2.7 and (vii) be entitled to the benefits of this Agreement and the other Operative Documents.

                  (c) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect Borrower's obligations in respect of such Loans.

                  2.4.     Payments.

                           2.4.1. Principal. Unless otherwise required to be
paid earlier under Section 2.7 or 7.2, the principal amount of the Loans shall be payable on the Maturity Date.

                           2.4.2. Interest. Borrower agrees to pay to each
Lender on each Payment Date for a Loan interest in respect of the unpaid principal amount of such Loan from the date the proceeds thereof are disbursed to Borrower in accordance with Section 2.2 until the date on which such Loan (together with accrued and unpaid interest thereon) is repaid in full (whether on the Maturity Date, by acceleration or otherwise) at the Debt Rate calculated for each day elapsed since the immediately preceding Payment Date, or in the case of the first Payment Date for such Loan, since the Funding Date therefor as follows:

                  DR x P x 1/D

                  where,

                  DR              =   the Debt Rate for such day;

                  P               =   the unpaid principal balance of such Loan
                                      on such day; and

                  D               =   360 or, to the extent the Debt Rate is
                                      based on the Alternate Rate, 365 or 366
                                      days, as applicable.

                           2.4.3. Loan Availability Fee. Borrower hereby agrees
to pay each Lender on each Payment Date and on the Basic Term Commencement Date an availability fee ("Loan Availability Fee") during the Commitment Period, which fee shall be calculated for each day elapsed since the immediately preceding Payment Date, or in the case of the first Payment Date hereunder, since the date of the Participation Agreement as follows:

                  AFR x LAC x 1/360

                  where,

                  AFR             =   Availability Fee Rate for such date; and

                  LAC             =   such Lender's Lender Available Commitment
                                      as of such date.

                           2.4.4. Overdue Rate. Borrower shall pay to each
Lender interest on any part of the principal amount of such Lender's Loans and interest thereon, if any, Loan Availability Fees and any other amount payable by Borrower hereunder or under the Participation Agreement which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) on demand for the period commencing on the due date thereof until the same is paid in full at the Overdue Rate.

                           2.4.5. Payment Instructions. All payments to any
Lender hereunder or under the other Operative Documents shall be made without defense, set-off or counterclaim to the Collateral Agent no later than [12:00 Noon] (New York time) on the date when due and shall be made in lawful money of the United States of America in immediately available funds to such account of the Collateral Agent as the Collateral Agent may designate in a written notice to Borrower, Lessee and Guarantor or such account as the Majority Lenders may designate in a written notice to Borrower, Lessee and Guarantor. All payments received after [12:00 Noon]

(New York time) shall be deemed received on the next Business Day. The Administrative Agent shall determine the Lease Payment, Debt Rate, the Equity Rate, the Availability Fee Rate, the Overdue Rate, if any, the interest and principal, if any, due on the Loans, the Equity Return, the Availability Fee, the Equity Availability Fee and Loan Availability Fee to be due on each Payment Date and shall advise Borrower, Lessee and each Lender of such amounts owed with respect thereto at least two (2) Business Days before such Payment Date. No failure on the part of Administrative Agent to provide a notice under this
Section 2.4.5 shall release Borrower of any obligation to make a payment in accordance herewith, provided however, no Loan Default shall occur and no interest at the Overdue Rate shall accrue with respect to the non-payment of any such payment until the later of the date such payment is due and the date two
(2) Business Days after such notice is given.

                           2.4.6. Business Day Convention. Unless otherwise
provided herein, any payment of principal or interest or Loan Availability fee due in accordance with the terms hereof which is due on a date which is not a LIBOR Banking Day shall be payable on the next succeeding LIBOR Banking Day, unless such date falls in the next succeeding calendar month, in which case such amounts shall be due on the immediately preceding LIBOR Banking Day and any other payment due in accordance with the terms hereof which is due on a date which is not a Business Day shall be payable on the next succeeding Business Day.

                           2.4.7. Ratable Partial Prepayments. If the
Administrative Agent, the Collateral Agent or any Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of amounts owing to it under the Operative Documents (other than Excepted Payments) in a greater proportion than that received by the other parties, the party receiving the greater proportion agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the amounts owing such other party under the Operative Documents so that after such purchase each party will hold its ratable proportion of the amounts owed Lenders under the Operative Documents; provided, however, that if all or any portion of such excess amount is thereafter recovered from such party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  2.5. Prepayments Limited. No partial prepayment of the Loan may be made except to the extent and in the manner expressly permitted by this Agreement.

                  2.6.     Mandatory Prepayments.

                           2.6.1. Event of Loss. In the event an Item of
Equipment shall suffer an Event of Loss and Lessee does not replace such Item in accordance with clause (a) of Section 19.2 of the Lease Agreement, then on the Casualty Loss Value Payment Date for such Item or Items Borrower shall prepay and apply, and there shall become due and payable on the Casualty Loss Value Payment Date for such Item, a principal amount of the Related Notes equal to the Debt Component with respect to such Item of Equipment and all accrued and unpaid interest thereon and related Breakage Cost, if any.

                           2.6.2. Non-Completion of Equipment. In the event
Lessee is obligated to purchase from Borrower any Item of Equipment in accordance with Section 28.5 of the Lease

Agreement, then on the first Business Day after the Non-Completion Date therefor, Borrower shall prepay and apply, and there shall become due and payable on such date, a principal amount of the Related Notes equal to the Debt Component of such Item of Equipment all accrued and unpaid interest thereon and related Breakage Costs, if any.

                           2.6.3. Sale of Items of Equipment. In the event that
Lessee exercises its option to acquire Borrower's rights and interests to and in the Equipment pursuant to Section 28.4 of the Lease Agreement, on the Payment Date on which such option is to be exercised, Borrower shall prepay and apply, and there shall become due and payable on such Payment Date the entire principal amount of the Notes, all accrued and unpaid interest thereon and related Breakage Costs, if any.

                           2.6.4. Other Termination of Lease Agreement. If the
Lease Agreement is terminated with respect to any Item of Equipment on any date other than the Termination Date therefor, Borrower shall prepay and apply, and there shall become due and payable on such date a principal amount of the Related Notes equal to the Debt Component of such Item of Equipment, all accrued and unpaid interest thereon and related Breakage Costs, if any.

                  2.7. Application of Prepayments. The amount of any prepayment received by any Lender pursuant to Section 2.6 shall be applied (i) first, to the payment of Breakage Costs, if any, (ii) second, to the payment of interest calculated at the Overdue Rate on all amounts owed to such Lender under the Operative Documents and past due, if any, calculated from the dates due, to the date of such prepayment, (iii) third, to the payment of accrued but unpaid Loan Availability Fees and interest on all Loans made by Lender then due, if any, as of the date of such prepayment, (iv) fourth, to the payment of any other amounts then due to such Lender under the Operative Documents for accrued Taxes, increased costs under Section 10 of the Participation Agreement and any other amounts then due other than principal, and (v) fifth, to the payment of all principal amounts then due to such Lender.1 No prepayment received by a Lender shall increase such Lender's Lender Commitment.

                  3.  CONDITIONS PRECEDENT

                  3.1. Conditions of Term Loans. The obligation of each Lender to make its Loan hereunder is subject to the conditions precedent set forth in
Section 3.2 of the Participation Agreement.



------------
(1) Open issue

                  4.  AFFIRMATIVE COVENANTS

                  So long as any Loan or other Obligation shall remain unpaid or unsatisfied:

                  4.1. Obligations. Borrower will faithfully abide by, perform and discharge each and every obligation, covenant and agreement to be performed by Borrower under the Operative Documents to which it is a party, and neither the Administrative Agent nor the Collateral Agent shall not be responsible for any of such obligations, covenants or agreements under any circumstances.

                  4.2. Enforcement. At the request of the Administrative Agent, Borrower will use its reasonable efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement contained in the Lease Agreement to be performed by Lessee.

                  4.3. Defense. Borrower, at the reasonable request of the Collateral Agent, will appear in and defend every action or proceeding arising under, growing out of or in any manner connected with the Lease Agreement or the obligations, duties or liabilities thereunder of Borrower and Lessee.

                  4.4. No Commingling of Funds. If at any time during a Loan Default or Loan Event of Default Borrower should receive any amounts payable by Lessee under the Lease Agreement, or by Guarantor under the Participation Agreement, or any other proceeds for or with respect to Lessor Collateral, it will hold such amounts in trust for the Collateral Agent and not commingle such amounts with any other amounts belonging to or held by Borrower, advise the Collateral Agent of such receipt and promptly forward such amounts directly to the Collateral Agent.

                  4.5. Lessor Collateral. Upon the occurrence and continuance of any Loan Event of Default, Borrower will immediately upon receipt of all checks, drafts, cash or other remittances in payment of any of its accounts, contract rights or general intangible constituting part of Lessor Collateral, or in payment for any Lessor Collateral sold, transferred, leased or otherwise disposed of, or in payment or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligation relating to any of Lessor Collateral so sold, transferred or otherwise disposed of, deliver any such items to the Collateral Agent accompanied by a remittance report in form supplied or approved by the Collateral Agent, such items to be delivered to the Collateral Agent in the same form received, endorsed or otherwise assigned by such Borrower where necessary to permit collection of items and, regardless of the form of such endorsement, Borrower hereby waives presentment, demand, notice of dishonor, protest and notice of protest.

                  4.6. Financial Information. Borrower shall furnish to Lenders or cause to be furnished to Lenders, as the case may be (i) the documents, certificates and financial statements to be provided by Lessee pursuant to
Section 9.5 of the Participation Agreement, at the times set forth therein; (ii) such other information regarding the condition or operations, financial or otherwise, of Lessee, Guarantor or the Lessor Collateral as the Majority Lenders may from time to time reasonably request and which Lessee or Guarantor is obligated to provide to Borrower under the terms of the Operative Documents; (iii) upon notice thereof, notice of the existence of any Lease Default or Lease Event of Default; (iv) promptly upon receipt, copies of all notices, lists or other written information received by Borrower from Lessee pursuant to the Operative Documents; and (v) promptly upon receipt by Borrower, copies of all notices, communications documents and agreements relating to the Lessor Collateral.

                  4.7. Inspection. It shall allow or cause to allow any Person acting on behalf of any Lender, the Administrative Agent or the Collateral Agent
(i) exercise on its behalf the inspection and examination rights set forth in
Section 16 of the Lease Agreement and in Section 9.5(b) of the Participation Agreement and (ii) to visit, inspect and examine its books of record and accounts of Borrower and to discuss with Borrower its affairs, finances and accounts, in each case at such times and as often as any Lender, the Administrative Agent or the Collateral Agent may reasonably request.

                  5.  NEGATIVE COVENANTS

                  So long as any Loan or other obligation of Borrower to Lenders shall remain unpaid or unsatisfied:

                  5.1. Limitation on Liens. Borrower shall not directly or indirectly, make, create, incur, assume or suffer to exist any Lien (other than Permitted Liens and Liens contemplated by the Operative Documents) upon or with respect to any part of its property, assets or revenues whether now owned or hereafter acquired, or assign or otherwise convey or encumber any existing or future right to receive any income or payments (other than Permitted Liens and Liens contemplated by the Operative Documents).

                  5.2. Change of Name or Principal Office. Borrower shall not change its name, its principal place of business or its chief executive office (as the last two phrases are used in the Uniform Commercial Code) without the prior written consent of Administrative Agent which consent is not to be unreasonably withheld.

                  5.3. No Amendments. It shall not amend, modify, consent to any change to the terms or otherwise alter any of the Operative Documents in any manner without the consent of the Majority Lenders.

                  5.4. No Waiver of Default. It shall not waive any Lease Default or Lease Event of Default or breach any of its obligations under the Lease Agreement without the consent of the Majority Lenders, and shall enforce all of its rights under the Lease Agreement.

                  6.  EVENTS OF DEFAULT

                  6.1. Loan Events of Default. The occurrence of any of the following specified events (whatever the reason for such Loan Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Loan Event of Default";

                       6.1.1. Non-Payment. Borrower fails to pay, (i) when and as required to be paid herein, any amount of principal or interest of any Loan or any Loan Availability Fee and such amount remains unpaid for three (3) or more Business Days after the same is due and payable or (ii) any other fee or any other amount payable hereunder or under the Participation Agreement and default shall continue for ten (10) or more Business Days after receipt by Borrower of written notice thereof from the Administrative Agent or any Lender; or

                       6.1.2. Misleading Statements. Any representation or warranty by Borrower made in any of the Operative Documents or in any certificate delivered pursuant thereto shall prove to be untrue in any material respect on the date as of which made; or

                       6.1.3. Breaches of Other Operative Documents. Borrower fails to perform or observe any other covenant, condition or agreement required to be performed or observed by Borrower by the terms of this Agreement or any other Operative Document (other than those identified in Section 6.1.1. above) and such failure shall continue unremedied for a period of thirty (30) days after receipt by Borrower of written notice thereof from the Administrative Agent or any Lender; or

                       6.1.4. Insolvency Events. (i) Borrower shall consent to the appointment of or the taking of possession by a receiver, agent or liquidator of itself or of a substantial part of its property, or Borrower shall admit in writing its inability to pay its debts generally as they become due, or does not pay its debts generally as they become due or shall make a general assignment for the benefit of creditors, or Borrower shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, liquidation or other relief in a case under any bankruptcy laws or other insolvency laws (as in effect at such time) or an answer admitting the material allegations of a petition filed against it, or Borrower shall seek relief by voluntary petition, answer or consent, under the provisions of any other bankruptcy or other similar law providing for the reorganization or winding-up of corporations (as in effect at such time) or Borrower shall seek an agreement, composition, extension or adjustment with its creditors under such laws, or Borrower shall adopt a resolution authorizing action in furtherance of any of the foregoing and the petition is not controverted within 10 days; or
(ii) an order, judgment or decree shall be entered by any court of competent jurisdiction (A) appointing, without the consent of Borrower, a receiver, trustee or liquidator of such person or of any substantial part of its property, or (B) sequestering any substantial part of the property of Borrower, or (C) granting any other relief in respect of Borrower as a debtor under any bankruptcy laws or other insolvency laws (as in effect at such time), and in each case any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed and unvacated for a period of 60 days after the date of entry thereof; or (iii) a petition against Borrower in a case under any bankruptcy laws or other insolvency laws (as in effect at such time) is filed and not withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Borrower, any court of competent jurisdiction assumes jurisdiction, custody or control of such person or of any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed and unterminated for a period of 60 days; or

                       6.1.5. Monetary Judgments. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against Borrower involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $2,500,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Borrower to enforce any such judgment; or

                       6.1.6. Non-Monetary Judgments. Any non-monetary judgment, order or decree is entered against Borrower which does or would reasonably be expected to have a material adverse effect with respect to Borrower, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Borrower to enforce any such judgment; or

                       6.1.7. Termination of the Trust. The Trust created pursuant to the Trust Agreement shall have been terminated; or

                       6.1.8. Cross Default. A Lease Event of Default shall have occurred and be continuing; or

                       6.1.9. Investment Company. Borrower shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended or the arrangements contemplated by the Operative Documents shall require registration as an "investment company" within the meaning of such Act.

                  6.2. Remedies of Lenders.

                       6.2.1. Rights in Collateral. If a Loan Event of Default shall have occurred and be continuing, then and in every such case the Administrative Agent shall, upon written request by the Majority Lenders, subject to Lessee's right of quiet enjoyment pursuant to Section 2 of the Lease Agreement, exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Section 6.2.1, any and all remedies under the other Security Documents, and any and all remedies available to a secured party under the UCC or any other provision or law and, in the event such Loan Event of Default is related to a Lease Event of Default, subject to Lessee's rights to purchase the Items of Equipment pursuant to Section 24 of the Lease Agreement, may take possession of all or any part of Lessor Collateral and may exclude Borrower, and, subject to the terms of the Lease Agreement and any related Sublease, Lessee, any sublessee and all Persons claiming under any of them wholly or partly therefrom; provided, however, the Collateral Agent shall not sell or re-lease the Equipment for a period of thirty (30) days after such Event of Default during which time any Certificate Holder, the Administrative Agent, the Collateral Agent and any Lender may remarket the Equipment.

                       6.2.2. Acceleration. If a Loan Event of Default referred to in Section 6.1.4 shall have occurred or a Lease Event of Default of the type referred to in clause (g) of

Section 23 of the Lease Agreement thereof shall have occurred, then and in every such case the accrued Loan Availability Fees, the unpaid principal of each Loan, together with interest accrued but unpaid thereon, Breakage Costs, if any, and all other amounts due to each Lender shall, unless such Lender shall otherwise direct, immediately and without further act become due and payable by Borrower to such Lender, without presentment, demand, protest or notice, all of which are hereby waived. If any other Loan Event of Default shall have occurred and be continuing, then and in every such case, the Administrative Agent shall, upon written request by the Majority Lenders, by written notice or notice to Borrower, declare all accrued Loan Availability Fees and all Loans to be due and payable, whereupon the accrued Loan Availability Fees and unpaid principal of the Loans then outstanding, together with accrued but unpaid interest thereon, Breakage Costs, if any, and all other amounts due from Borrower to Lenders, shall immediately and without further act become due and payable by Borrower to Lenders without presentment, demand, protest or other notice, all of which are hereby waived.

                       6.2.3. Delivery of Documents; Taking Possession of Collateral. Upon the occurrence of a Loan Event of Default, at the request of the Collateral Agent, Borrower shall promptly execute and deliver to the Collateral Agent such instruments of title and other documents as the Collateral Agent may deem necessary or advisable to enable the Collateral Agent or a representative designated by the Collateral Agent, at such time or times and place or places as the Collateral Agent may specify, to obtain possession of all or any part of Lessor Collateral to whose possession the Collateral Agent shall at the time be entitled hereunder. If Borrower shall for any reason fail to execute and deliver such instruments and documents after the request by the Collateral Agent, the Collateral Agent may (a) obtain a judgment conferring on the Collateral Agent the right to immediate possession and requiring Borrower to execute and deliver such instruments and documents to the Collateral Agent, to the entry of which judgment Borrower hereby specifically consents, and (b) pursue all or part of such Lessor Collateral wherever it may be found and may enter any of the premises of Lessee or Borrower wherever such Lessor Collateral may be or is purported to be and search for such Lessor Collateral and take possession of and remove such Lessor Collateral. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Agreement.

                       6.2.4. Possession of Collateral. Subject to the proviso in Section 6.2.1, upon taking of possession pursuant hereto, the Collateral Agent or a representative designated by the Collateral Agent may, from time to time, at the expense of Borrower, make all such expenditures for maintenance, insurance, repairs, replacements and alterations to any of Lessor Collateral, as it may deem appropriate and commercially reasonable. In such case, the Collateral Agent or a representative of the Collateral Agent shall have the right (but not the obligation) to maintain, use, operate, store, lease, control or manage Lessor Collateral and to carry on the business and to exercise all rights and powers of Borrower relating to Lessor Collateral, as the Collateral Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, leasing, control, management or disposition of Lessor Collateral or any part thereof as the Collateral Agent may determine; and the Collateral Agent shall be entitled to collect and receive directly all tolls, rents (including Lease Payments, Availability Fees and Supplemental Payments), revenues, issues, income, products and profits of Lessor Collateral and every part thereof, without prejudice, however, to the right of Lenders or the Collateral Agent under any provision of this Agreement to collect and receive all cash held by, or required to be deposited with, Borrower hereunder. Such tolls, rents (including Lease Payments, Availability Fees and Supplemental Payments), revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, leasing, control, management or disposition of Lessor Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Collateral Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon Lessor Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of Borrower or Lessee), and all other payments which the Collateral Agent may be required or authorized to make under any provision of this Agreement, as well as just and reasonable compensation for the services of the Collateral Agent, and of all Persons properly engaged and employed by the Collateral Agent.

                       6.2.5. Sale of Collateral. Subject to the proviso in
Section 6.2.1, in addition, the Collateral Agent may sell, assign, transfer and deliver the whole, or from time to time to the extent permitted by law, any part of Lessor Collateral or any interest therein, at any private sale or public auction with or without demand, advertisement or notice (except as herein required or as may be required by law) of the date, time and place of sale and any adjustment thereof for cash or credit or other property for immediate or future delivery and for such price or prices and on such terms as the Collateral Agent may determine, or as may be required by law. It is agreed that ten (10) Business Days' notice to Borrower of the date, time and place (and terms, in the case of a private sale) of any proposed sale by the Collateral Agent of Lessor Collateral or any part thereof or interest therein is reasonable. Each of the Collateral Agent and any Lender may be a purchaser of Lessor Collateral or any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure or power of sale or otherwise. The Collateral Agent may apply against the purchase price therefor all or part of the amount then due under the Notes secured by such Lessor Collateral. The Collateral Agent shall, upon any such purchase, acquire good title to the property so purchased, to the extent permitted by Applicable Law, free of all rights of redemption.

                       6.2.6. Discharge. Upon any sale of Lessor Collateral or any part thereof or interest therein, whether pursuant to foreclosure or power of sale or otherwise, the receipt of the purchase money by the official making the sale by judicial proceeding or by the Collateral Agent shall be sufficient discharge to the purchaser for the purchase money and neither such official nor such purchaser shall be obliged to see to the application thereof.

                       6.2.7. Appointment of Receiver. If a Loan Event of Default shall have occurred and be continuing, the Collateral Agent shall, as a matter of right, be entitled to appoint a receiver or trustee or representative (who may be the Collateral Agent or any successor or nominee thereof, or any Lender appointed by the Collateral Agent) for all or any part of Lessor Collateral, whether such receivership or agency or representation be incidental to a proposed sale of Lessor Collateral or the taking of possession thereof, the exercise of remedies under this Agreement or the Lease Agreement or otherwise, and Borrower hereby consents to the appointment of such a receiver, trustee or representative. Any receiver, trustee or representative appointed for all or any part of Lessor Collateral shall be entitled to exercise all rights of the

Collateral Agent under this Agreement and the other Operative Documents to the extent provided in such appointment and shall be entitled to exercise all the powers and pursue all the remedies of the Collateral Agent hereunder with respect to Lessor Collateral.

                       6.2.8. Redemption. Any sale of Lessor Collateral or any part thereof or any interest therein, whether pursuant to foreclosure or power of sale or otherwise hereunder, shall forever be a perpetual bar against Borrower, after the expiration of the period, if any, during which Borrower shall have the benefit of redemption laws which may not be waived pursuant to
Section 6.2.5. Subject to the provisions of this Agreement, Borrower covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay or extension law wherever enacted, nor at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or the execution of any power granted herein to Lenders or the Collateral Agent, or the absolute sale of Lessor Collateral, or any part thereof, or the possession thereof by any transfer at any sale under this Section 6.2; and Borrower for itself and all who may claim under it, so far as it or any of them now or thereafter lawfully do so, waives all right to have Lessor Collateral marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of Lessor Collateral as an entirety.

                       6.2.9. Rights Cumulative; No Waiver. Each and every right, power and remedy herein given to Lenders and the Collateral Agent specifically or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Majority Lenders or the Collateral Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Administrative Agent, any Lender or the Collateral Agent in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Borrower, Lessee or Guarantor or to be an acquiescence therein.

                       6.2.10. Termination of Proceedings. If the Administrative Agent, the Lenders or the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, the Lenders or the Collateral Agent, then and in every such case Borrower, the Administrative Agent, the Lenders, the Collateral Agent, Lessee and Guarantor shall, subject to any binding determination in such proceeding, be restored to their former positions and rights hereunder with respect to Lessor Collateral, and all rights, remedies and powers of the Administrative Agent, the Lenders and the Collateral Agent shall continue as if no such proceedings had been instituted.

                  6.3. Rights Not Exclusive. The rights provided for in this Agreement and the other Operative Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising. No failure or delay of the Administrative Agent, the Collateral Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No waiver of any provision of this Agreement or any other Operative Document or consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 7.1, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

                  7. MISCELLANEOUS

                  7.1. Amendment or Waiver. Neither this Agreement nor any other Loan Document nor any term hereof or thereof may be changed, amended, waived, discharged or terminated except in accordance with Section 12.2 of the Participation Agreement.

                  7.2. Notices. Unless otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the respective parties to this Agreement shall be given in accordance with Section
12.4 of the Participation Agreement.

                  7.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                  7.4. Payments Set Aside. To the extent that Borrower makes a payment to the Administrative Agent, the Collateral Agent or Lenders, or the Administrative Agent, the Collateral Agent or Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Collateral Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any event of the type described in Section 6.1.4 or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent, upon demand its Pro Rata Share of any amount so recovered from or repaid by the Administrative Agent or the Collateral Agent.

                  7.5. Assignments. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, neither Borrower nor any Lender may assign or transfer any of its rights, obligations or interest hereunder except in accordance with Section 12.7 of the Participation Agreement.

                  7.6. Set-off. In addition to any rights and remedies of Lenders provided by Applicable Law, if a Loan Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to Borrower, any such notice being waived by Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Operative Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

                  7.7. Execution and Effectiveness. This Agreement may be executed in any number of identical counterparts, any set of which signed by all parties hereto shall be deemed to constitute a complete, executed original for all purposes and shall become effective when each of the parties hereto and each of the parties to the Participation Agreement and Lease Agreement have executed and delivered this Agreement, the Participation Agreement and the Lease Agreement.

                  7.8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the parties hereto hereby waive any provision of law that renders any provisions hereof prohibited or unenforceable in any respect.

                  7.9.     Acknowledgments.  Borrower hereby acknowledges that:

                  (a) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to Borrower arising out of or in connection with this Agreement or any of the other Operative Documents, and the relationship between the Administrative Agent, the Collateral Agent and Lenders, on one hand, and Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (b) no joint venture is created hereby or by the other Operative Documents or otherwise exists by virtue of the transactions contemplated hereby among Lenders or among Borrower and Lenders.

                  7.10. Concerning Lessor. Trust Company is entering into this Agreement solely in its capacity as Trustee under the Trust Agreement and not in its individual capacity and in no case shall Trust Company (or any entity acting as successor Trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder.

                  7.11. Further Assurances. Borrower agrees to do such further acts and things and to execute and deliver to the Administrative Agent or Collateral Agent such additional assignments, agreements, powers and instruments, as the Administrative Agent may require or deem advisable to carry into effect the purposes of this Agreement and the other Operative Documents or to better assure and confirm unto the Administrative Agent and Lenders their respective rights, powers and remedies hereunder.

                  7.12. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH IN SECTION 12.4 OF THE PARTICIPATION AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR COLLATERAL AGENT UNDER THIS AGREEMENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

                  (b) BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE

OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  7.13. Survival of Agreement. All covenants, agreements, representations and warranties made by Borrower in the Participation Agreement and in the certificates or other instruments prepared or delivered in connection with or pursuant to the Participation Agreement, this Agreement or any other Operative Document shall be considered to have been relied upon by Lenders and shall survive the making by Lenders of the Loans, and the execution and delivery to Lenders of the Notes evidencing such Loans, regardless of any investigation made by Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or any other Operative Document is outstanding and unpaid.

                  7.14. Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any lending office, Subsidiary or Affiliate of such Lender.

                  WHEREFORE, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                       WILMINGTON TRUST COMPANY,
                                            not in its individual
                                            capacity, but solely
                                            as Trustee of
                                            UNIVERSAL COMPRESSION
                                            TRUST (2000-1) under
                                            the Trust Agreement,
                                            dated as of May __,
                                            2000, as Borrower

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                       BANKERS TRUST COMPANY
                                            as Administrative Agent

                                       By:
                                           Name:
                                           -----------------------------------
                                           Title:


                                       BANKERS TRUST COMPANY
                                            as Collateral Agent

                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                       [LENDERS]


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit A


                                 [FORM OF] NOTE


                                      NOTE

$_________                                                    New York, New York

                                                              [_______________]


                  FOR VALUE RECEIVED, the undersigned, Wilmington Trust Company, not in its individual capacity but solely as Trustee of Universal Compression Trust (2000-1) under a Trust Agreement dated as of [_______________] the "Borrower"), PROMISES TO PAY TO [ ], a [ ] organized under the laws of [ ] (the "Lender"), or its registered assigns if not earlier accelerated, on the Maturity Date (as defined in Appendix A to the Participation Agreement (the "Participation Agreement") dated as of May __, 2000 among Universal Compression, Inc., (the "Lessee"), Universal Compression Holdings, Inc., Borrower, Wilmington Trust Company, in its individual capacity, but only where so specified, the certificate holders from time to time party thereto, Bankers Trust Company, as Administrative Agent, Bankers Trust Company, as Collateral Agent and the lenders from time to time party thereto as such place as the Lender designates on
Schedule 4 to the Participation Agreement or as Lender may from time to time designate, the principal sum of _____________________________ United States Dollars (U.S. $_____________) or, if less, the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower pursuant to the Loan Agreement (as defined in Appendix A), in lawful money of the United States and in immediately available funds. Interest on the unpaid principal balance outstanding herewith from time to time shall be payable as stated in the Loan Agreement and, if not earlier accelerated in accordance with the terms of the Loan Agreement shall be payable on each Payment Date (as defined in Appendix A).

                  Capitalized terms used but not otherwise defined in this Note shall have the respective meaning given to such terms in Appendix A to the Participation Agreement.

                  The Borrower may make prepayments on this Note only as provided in the Loan Agreement.

                  This is one of the Notes referred to in the Loan Agreement and is entitled to the benefits of the provisions of the Loan Agreement and the security provided by the Loan Documents therein.

                  Upon the occurrence of a Loan Event of Default, the principal hereof and accrued interest hereon may be declared to be and shall thereupon become forthwith due and payable, together with all other amounts owing or payable under the Loan Agreement or under any other Operative Document, all as provided in said Loan Agreement.

                                                                       Exhibit A
                                                                          Page 2


                  In the event any sum payable hereunder is not paid when due (by acceleration or otherwise), such sum shall bear interest at the Overdue Rate in accordance with Section 2.5.4 of the Loan Agreement.

                  This Note is subject to the repayment and prepayment provisions set forth in Section 2.7 of the Loan Agreement.

                  The Borrower waives presentment, demand, protest or notice of any kind in connection with this Note.

                  Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or in bankruptcy, receivership or other court proceeding or should this Note be placed in the hands of attorneys for collection after default, Borrower, and any other Person who may be liable hereunder in any capacity, agree to pay, on demand, in addition to the principal hereof, accrued interest hereon and all other amounts owing or payable under the Loan Agreement or under any other Operative Document, all costs of collecting or attempting to collect this Note, including attorneys' fees and reasonable expenses (including those incurred in connection with any appeal).

                  This Note is issued as a registered Note. Borrower may deem and treat the Person in whose name this Note is registered on the register held by the Administrative Agent or its agent as the absolute owner hereof (whether or not this Note shall be overdue) for the purpose of paying payments of principal, the Breakage Costs, if applicable, and interest and for all other purposes, and Borrower and Lender shall not be affected by any notice to the contrary. This Note may be transferred or assigned only in accordance with the provisions of the Participation Agreement.

                  Lender shall have recourse for all liabilities and obligations arising under this Note, the Loan Agreement and the other Operative Documents to the extent of such collateral, if any, as may secure Borrower's obligations and liabilities under this Note, the Loan Agreement and the other Operative Documents.

                  Neither this Note nor the Loan Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any such excess of interest is provided for, or shall be adjudicated to be so provided for, herein or in the Loan Agreement, Borrower shall not be obligated to pay such interest in excess of the maximum amount permitted by law, and the right to demand the payment of any such excess shall be and is hereby waived. This provision shall control any other provision of this Note or the Loan and Security Agreement.

                                                                       Exhibit A
                                                                          Page 3


                  This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                        Wilmington Trust Company, not in its
                                             individual capacity but solely as
                                             Trustee of UNIVERSAL COMPRESSION
                                             TRUST (2000-1) under the Trust
                                             Agreement, dated as of
                                             [---------------]

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit A
                                                                          Page 4

                                   Endorsement

                                                                          [Date]


                  Lenders hereby consent to the release of Wilmington Trust Company, not in its individual capacity but solely as Trustee of Universal Compression Trust (2000-1) under the Trust Agreement, dated as of May __, 2000 from its obligations and liabilities to Lender as "Borrower" under the Loan Agreement and the foregoing Note.


                                    [LENDER]



                                        By:
                                           -----------------------------------
                                           Name:
                                           Title: